UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07044

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2023

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Managers Nick Pope and Julianne McHugh of Newton Investment Management Limited, sub-adviser.

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”) produced a total return of 14.85% for Initial shares and 14.70% for Service shares.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 16.88% for the same period.2

U.S. stocks gained ground during the reporting period as inflationary pressures eased, the U.S. Federal Reserve (the “Fed”) reduced the pace of interest-rate hikes, and economic growth remained positive. The fund underperformed the Index largely due to a variety of asset allocation and stock selection issues.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies that demonstrate attractive investment attributes and sustainable business practices and have no environmental, social and governance (ESG) issues. The fund invests principally in common stocks, focusing on companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in the stocks of foreign companies, including up to 10% in the stocks of companies in emerging-market countries.

The fund’s sub-adviser uses quantitative and qualitative fundamental analyses to identify attractively priced companies with good products, strong management and strategic direction that have adopted, or are making progress toward, a sustainable business approach. The fund’s sub-adviser employs an investment process that combines investment themes with fundamental research and analysis, with the consideration of ESG matters.

Equities Advance Despite Macroeconomic Concerns

Market sentiment proved volatile but positive during the reporting period, with hopes for continued economic growth outweighing concerns regarding persistently high levels of inflation and the impact of Fed rate hikes designed to curb inflation. In January 2023, as the period began, inflation averaged 6.41% on an annualized basis, down from the 9.06% peak set in June 2022 but well above the Fed target of 2%. On February 1, the Fed raised the benchmark federal funds rate from a range of 4.25%–4.50% to a range of 4.50%–4.75%, up from near zero ten months earlier. During the reporting period, the Fed raised rates two more times, totaling an additional .50%, while inflation steadily eased to 2.97% as of June 2023. Although U.S. economic growth and corporate profits showed signs of moderating during this time, indications generally remained positive, supported by robust consumer spending, rising wages and low levels of unemployment. These encouraging economic trends lessened concerns that rising rates might tip the economy into a sharp recession. Accordingly, while equity markets frequently dipped or spiked in response to the economic news of the day, stocks trended higher on balance, led by soaring mega-cap, growth-oriented issues in the information technology sector. Energy and value-oriented sectors lagged by a wide margin, with energy, utilities and communication services producing significantly negative returns.

Other factors aside from inflation and interest rates also played a role in market behavior during the period. A small number of high-profile, regional bank failures in the United States in March and April 2023 raised fears of possible wider banking industry contagion and future credit constraints. However, stocks remained in positive territory despite a steep decline in early March. Swift action from federal authorities and major banks eased investors’ concerns, enabling markets to gain additional ground in the closing months of the period. More positively, the reopening of the Chinese economy after lengthy COVID-19-related shutdowns generally bolstered confidence, particularly as renewed Chinese activity did not appear to cause inflation to accelerate. However, Chinese economic growth continued to falter despite the reopening.

Several Sectors Detract from Returns

In information technology, the negative impact of disappointing stock selections more than offset the positive contribution of the fund’s overweight sector exposure. Stock selection in financials, communication services and consumer discretionary also detracted from returns relative to the Index. Overweight exposure to utilities detracted against a backdrop of rising bond yields, as did underweight exposure to consumer discretionary. Within the financials sector, exposure to First Republic Bank had a materially negative effect on the fund’s relative performance. First Republic Bank shares came under significant pressure due to concerns regarding the bank’s ability to withstand continued deposit outflows amid the banking industry turmoil that prevailed in March and April. We moved swiftly to exit the holding, given a lack of clarity as to whether the bank would remain liquid. Property and casualty insurer Chubb Ltd. was also hit by financial-sector woes as shares declined, with slowing price hikes in the company’s commercial lines market representing an additional worry for investors. Relative returns also suffered due to the fund’s lack of exposure to some of the better-performing names in the Index, most notably electric car maker Tesla, Inc. and social media company Meta Platform, Inc.

On the positive side, stock selection bolstered the fund’s performance relative to the Index in the health care and consumer staples sectors. ESG-mandated lack of exposure to the energy sector also provided a boost to relative returns as China’s economy flagged, and oil and gas prices declined. While stock selection in information technology detracted, as noted above, several holdings benefited from the market’s enthusiasm for artificial intelligence (“AI”)-related companies, including Amazon.com, Inc. and Microsoft Corp., while shares in customer relationship management firm Salesforce, Inc. benefited from impressive fourth quarter earnings and revenue results. In health care, shares in pharmaceutical firm Eli Lilly & Co. produced strong returns, fueled by positive news regarding the company’s treatments for obesity and Alzheimer’s.

Focusing on Sustainable, Durable and High-Quality Businesses

While headline inflation is falling from peak levels, core inflation remains stickier than investors had anticipated in many markets. Efforts to fight inflation are resulting in elevated interest rates, which we believe will increasingly begin to be felt in the real economy. Navigating the policy tightrope between cooling inflation and slowing demand will be finely balanced, with the timing and extent of any economic weakness closely watched by

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

investors. However, structural demand trends remain in place as many global transitions continue to advance. Against this backdrop, we will continue to seek out those businesses with attractive sustainability credentials, durable returns and quality characteristics.

As of June 30, 2023, the fund holds its largest overweight exposure in information technology, where several positions have recently benefited from AI-driven momentum. Given the technological megatrends and structural drivers in place, particularly regarding AI, we continue to find an overweight stance to be appropriate. We also believe that the sector’s strong focus on providing solutions to global sustainability challenges makes it an attractive area in which to find long-term investments. Conversely, the fund maintains a void in energy, where the characteristics of many companies remain inconsistent with a sustainable mandate and largely incompatible with our focus on finding investments that are aligned with the transition to a lower carbon world. Given a squeeze on incomes and likely headwinds for the consumer due to rising borrowing costs and inflation, we are more cautious regarding the consumer discretionary sector, where the fund holds underweight exposure. In communication services, lack of exposure to sizeable Index constituent Meta Platforms, Inc. drives an underweight position.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

The fund’s consideration of ESG issues in the securities selection process may cause the fund to perform differently from funds that do not integrate consideration of ESG issues when selecting investments.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Sustainable U.S. Equity Portfolio, Inc., made available through insurance products, may be similar to those of other funds managed by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon Investment Adviser, Inc. fund.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Sustainable U.S. Equity Portfolio, Inc. from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.62	$4.95
Ending value (after expenses)	$1,148.50	$1,147.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.41	$4.66
Ending value (after expenses)	$1,021.42	$1,020.18
†

Expenses are equal to the fund’s annualized expense ratio of .68% for Initial Shares and .93% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.4%
Banks - 2.9%
JPMorgan Chase & Co.	59,354		8,632,446
Capital Goods - 3.9%
Ingersoll Rand, Inc.	94,936		6,205,017
Trane Technologies PLC	27,964		5,348,395
			11,553,412
Commercial & Professional Services - 1.8%
Waste Management, Inc.	29,915		5,187,859
Consumer Discretionary Distribution - 5.2%
Amazon.com, Inc.	118,626	[a]	15,464,085
Consumer Durables & Apparel - 2.5%
NIKE, Inc., Cl. B	66,377		7,326,029
Consumer Staples Distribution - 2.7%
Costco Wholesale Corp.	14,994		8,072,470
Financial Services - 5.0%
Mastercard, Inc., Cl. A	25,063		9,857,278
The Goldman Sachs Group, Inc.	15,337		4,946,796
			14,804,074
Food, Beverage & Tobacco - 4.4%
Darling Ingredients, Inc.	72,303	[a]	4,612,208
PepsiCo, Inc.	45,516		8,430,474
			13,042,682
Health Care Equipment & Services - 6.5%
Boston Scientific Corp.	130,648	[a]	7,066,750
Edwards Lifesciences Corp.	65,388	[a]	6,168,050
The Cooper Companies, Inc.	16,036		6,148,683
			19,383,483
Insurance - 4.0%
Chubb Ltd.	28,958		5,576,152
The Progressive Corp.	48,091		6,365,806
			11,941,958
Materials - 4.0%
Albemarle Corp.	22,007		4,909,542
CF Industries Holdings, Inc.	44,816		3,111,127
Ecolab, Inc.	20,926		3,906,675
			11,927,344
Media & Entertainment - 4.4%
Alphabet, Inc., Cl. A	109,474	[a]	13,104,038
Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
AbbVie, Inc.	48,895		6,587,623
Danaher Corp.	29,503		7,080,720
Eli Lilly & Co.	21,916		10,278,166

Description		Shares		Value ($)
Common Stocks - 97.4% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 9.5% (continued)
Merck & Co., Inc.		36,716		4,236,659
				28,183,168
Semiconductors & Semiconductor Equipment - 7.7%
Applied Materials, Inc.		28,028		4,051,167
NVIDIA Corp.		21,639		9,153,730
SolarEdge Technologies, Inc.		13,389	[a]	3,602,310
Texas Instruments, Inc.		33,825		6,089,177
				22,896,384
Software & Services - 18.1%
Accenture PLC, Cl. A		24,270		7,489,237
Ansys, Inc.		13,086	[a]	4,321,913
Intuit, Inc.		15,353		7,034,591
Microsoft Corp.		67,838		23,101,553
Roper Technologies, Inc.		12,454		5,987,883
Salesforce, Inc.		27,532	[a]	5,816,410
				53,751,587
Technology Hardware & Equipment - 9.4%
Apple, Inc.		116,539		22,605,070
TE Connectivity Ltd.		37,503		5,256,420
				27,861,490
Transportation - 1.8%
Norfolk Southern Corp.		22,710		5,149,720
Utilities - 3.6%
CMS Energy Corp.		81,336		4,778,490
NextEra Energy, Inc.		80,764		5,992,689
				10,771,179
Total Common Stocks (cost $193,598,869)				289,053,408
	1-Day Yield (%)
Investment Companies - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,151,345)	5.17	8,151,345	[b]	8,151,345
Total Investments (cost $201,750,214)		100.1%		297,204,753
Liabilities, Less Cash and Receivables		(.1%)		(347,071)
Net Assets		100.0%		296,857,682

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	35.3
Health Care	16.0
Financials	11.9
Consumer Discretionary	7.7
Industrials	7.4
Consumer Staples	7.1
Communication Services	4.4
Materials	4.0
Utilities	3.6
Investment Companies	2.7
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 2.7%	4,472,873	17,099,347	(13,420,875)	8,151,345	141,172

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	193,598,869	289,053,408
Affiliated issuers	8,151,345	8,151,345
Dividends receivable		135,540
Receivable for shares of Common Stock subscribed		48,467
Prepaid expenses		5,634
		297,394,394
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		162,582
Payable for shares of Common Stock redeemed		297,400
Directors’ fees and expenses payable		2,886
Other accrued expenses		73,844
		536,712
Net Assets ($)		296,857,682
Composition of Net Assets ($):
Paid-in capital		203,021,666
Total distributable earnings (loss)		93,836,016
Net Assets ($)		296,857,682

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	261,211,034	35,646,648
Shares Outstanding	6,260,369	870,889
Net Asset Value Per Share ($)	41.72	40.93

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,780,360
Affiliated issuers	141,172
Interest	22
Total Income	1,921,554
Expenses:
Management fee—Note 3(a)	822,565
Professional fees	53,762
Distribution fees—Note 3(b)	38,338
Prospectus and shareholders’ reports	17,578
Chief Compliance Officer fees—Note 3(c)	13,297
Directors’ fees and expenses—Note 3(d)	6,622
Loan commitment fees—Note 2	4,440
Shareholder servicing costs—Note 3(c)	1,983
Custodian fees—Note 3(c)	1,654
Miscellaneous	8,039
Total Expenses	968,278
Less—reduction in fees due to earnings credits—Note 3(c)	(708)
Net Expenses	967,570
Net Investment Income	953,984
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,470,296)
Net change in unrealized appreciation (depreciation) on investments	40,000,765
Net Realized and Unrealized Gain (Loss) on Investments	37,530,469
Net Increase in Net Assets Resulting from Operations	38,484,453

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	953,984	1,995,831
Net realized gain (loss) on investments	(2,470,296)	33,355,946
Net change in unrealized appreciation (depreciation) on investments	40,000,765	(116,048,133)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,484,453	(80,696,356)
Distributions ($):
Distributions to shareholders:
Initial Shares	(31,308,747)	(20,433,657)
Service Shares	(3,961,014)	(1,934,967)
Total Distributions	(35,269,761)	(22,368,624)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,758,028	9,428,986
Service Shares	5,124,124	7,247,482
Distributions reinvested:
Initial Shares	31,308,747	20,433,657
Service Shares	3,961,014	1,934,967
Cost of shares redeemed:
Initial Shares	(11,105,015)	(29,809,276)
Service Shares	(1,051,180)	(3,063,286)
Increase (Decrease) in Net Assets from Capital Stock Transactions	31,995,718	6,172,530
Total Increase (Decrease) in Net Assets	35,210,410	(96,892,450)
Net Assets ($):
Beginning of Period	261,647,272	358,539,722
End of Period	296,857,682	261,647,272
Capital Share Transactions (Shares):
Initial Shares
Shares sold	91,613	197,027
Shares issued for distributions reinvested	823,048	407,126
Shares redeemed	(270,470)	(640,959)
Net Increase (Decrease) in Shares Outstanding	644,191	(36,806)
Service Shares
Shares sold	125,988	165,317
Shares issued for distributions reinvested	106,080	39,169
Shares redeemed	(26,324)	(67,998)
Net Increase (Decrease) in Shares Outstanding	205,744	136,488

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
Initial Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	41.73	58.08	47.24	39.30	30.73	40.27
Investment Operations:
Net investment income[a]	.15	.33	.24	.39	.40	.41
Net realized and unrealized gain (loss) on investments	5.50	(12.99)	12.17	8.47	9.85	(1.69)
Total from Investment Operations	5.65	(12.66)	12.41	8.86	10.25	(1.28)
Distributions:
Dividends from net investment income	(.33)	(.25)	(.40)	(.44)	(.52)	(.71)
Dividends from net realized gain on investments	(5.33)	(3.44)	(1.17)	(.48)	(1.16)	(7.55)
Total Distributions	(5.66)	(3.69)	(1.57)	(.92)	(1.68)	(8.26)
Net asset value, end of period	41.72	41.73	58.08	47.24	39.30	30.73
Total Return (%)	14.85[b]	(22.87)	27.00	24.14	34.36	(4.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68[c]	.68	.67	.68	.68	.74
Ratio of net expenses to average net assets	.68[c]	.68	.67	.68	.68	.70
Ratio of net investment income to average net assets	.72[c]	.71	.46	.97	1.14	1.19
Portfolio Turnover Rate	14.37[b]	28.92	13.23	24.81	25.43	51.68
Net Assets, end of period ($ x 1,000)	261,211	234,377	328,328	277,555	237,287	193,538

a Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

Six Months Ended
June 30, 2023		Year Ended December 31,
Service Shares	(Unaudited)	2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	41.00	57.15	46.54	38.71	30.30	39.80
Investment Operations:
Net investment income[a]	.09	.21	.10	.29	.31	.32
Net realized and unrealized gain (loss) on investments	5.41	(12.78)	11.99	8.38	9.71	(1.66)
Total from Investment Operations	5.50	(12.57)	12.09	8.67	10.02	(1.34)
Distributions:
Dividends from net investment income	(.24)	(.14)	(.31)	(.36)	(.45)	(.61)
Dividends from net realized gain on investments	(5.33)	(3.44)	(1.17)	(.48)	(1.16)	(7.55)
Total Distributions	(5.57)	(3.58)	(1.48)	(.84)	(1.61)	(8.16)
Net asset value, end of period	40.93	41.00	57.15	46.54	38.71	30.30
Total Return (%)	14.70[b]	(23.06)	26.68	23.86	34.01	(4.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.93	.92	.93	.93	.99
Ratio of net expenses to average net assets	.93[c]	.93	.92	.93	.93	.95
Ratio of net investment income to average net assets	.47[c]	.46	.20	.72	.88	.95
Portfolio Turnover Rate	14.37[b]	28.92	13.23	24.81	25.43	51.68
Net Assets, end of period ($ x 1,000)	35,647	27,271	30,211	18,139	12,964	9,410

a Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management Limited (the “Sub-Adviser” or “NIM”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management North America, LLC (“NIMNA”), to enable NIMNA to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIMNA is subject to the supervision of the Sub-Adviser and the Adviser. NIMNA is also an affiliate of the Adviser. NIMNA’s principal office is located at BNY Mellon Center, 201 Washington Street, Boston, MA 02108. NIMNA is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 150 million shares of $.001 par value Common Stock in each of the following classes of shares: Initial and Service. Initial shares are subject to a Shareholder Services Plan fee and Service shares are subject to a Distribution Plan fee. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, Shareholder Services Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	289,053,408	-	-	289,053,408
Investment Companies	8,151,345	-	-	8,151,345

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Sustainable Investment Approach Risk: The fund’s sustainable investment approach may cause it to make different investments than funds that invest principally in equity securities of U.S. companies that do not incorporate sustainable investment criteria when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate similar criteria. For example, the incorporation of sustainable investment criteria may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of sustainable investment criteria may also affect the fund’s exposure to certain sectors and/or types of investments, and may adversely impact the fund’s performance depending on whether such sectors or investments are in or out of favor in the market. NIM’s security selection process incorporates ESG data provided by third parties, which may be limited for certain companies and/or only take into account one or a few ESG related components. In addition, ESG data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide ESG data. ESG data from third parties used by NIM as part of its sustainable investment process often lacks standardization, consistency and transparency, and for certain companies such data may not be available, complete or accurate. NIM’s evaluation of ESG factors relevant to a particular company may be adversely affected in such instances. As a result, the fund’s investments may differ from, and potentially underperform, funds that incorporate ESG data from other sources or utilize other methodologies.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $2,478,596 and long-term capital gains $19,890,028. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to the management agreement with the Adviser, the management fee is computed at an annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2023 through May 1, 2024, to waive

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commission, commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation agreement at any time. During the period ended June 30, 2023, there was no expense reimbursement pursuant to the undertaking.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2023, Service shares were charged $38,338 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Initial shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for certain allocated expenses with respect to servicing and/or maintaining Initial shares’ shareholder accounts. During the period ended June 30, 2023, Initial shares were charged $792 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $914 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $708.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $1,654 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,297 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fee of $143,073, Distribution Plan fees of $7,051, Shareholder Service Plan fees of $2,000, Custodian fees of $2,500, Chief Compliance Officer fees of $7,427 and Transfer Agent fees of $531.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2023, amounted to $38,983,914 and $44,657,684, respectively.

At June 30, 2023, accumulated net unrealized appreciation on investments was $95,454,539, consisting of $101,778,858 gross unrealized appreciation and $6,324,319 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 1, 2023, the Board considered the approval of a delegation arrangement between Newton Investment Management Limited (the “Sub-Adviser” or “NIM”) and its affiliate, Newton Investment Management North America. LLC (“NIMNA”), which permits NIM, as the fund’s sub-investment adviser, to use the investment advisory personnel, resources and capabilities (“Investment Advisory Services”) available at its sister company, NIMNA, in providing the day-to-day management of the fund’s investments. In connection therewith, the Board considered the approval of a sub-sub-investment advisory agreement (the “SSIA Agreement”) between NIM and NIMNA, with respect to the fund. In considering the approval of the SSIA Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

At the meeting, the Adviser and the Sub-Adviser recommended the approval of the SSIA Agreement to enable NIMNA to provide Investment Advisory Services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services, subject to the supervision of the Sub-Adviser and the Adviser. The recommendation for the approval of the SSIA Agreement was based on the following considerations, among others: (i) approval of the SSIA Agreement would permit the Sub-Adviser to use investment personnel employed primarily by NIMNA as primary portfolio managers of the fund and to use the investment research services of NIMNA in the day-to-day management of the fund’s investments; and (ii) there would be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increases in the management fee payable by the fund or the sub-advisory fee payable by the Adviser to the Sub-Adviser as a result of the delegation arrangement. The Board also considered the fact that the Adviser stated that it believed there were no material changes to the information the Board had previously considered at the most recent meeting in connection with the Board’s re-approval of the Management Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Management Agreement, the “Agreements”), pursuant to which NIMNA provides day-to-day management of the fund’s investments, other than the information about the delegation arrangement and NIMNA.

In determining whether to approve the SSIA Agreement, the Board considered the materials prepared by the Adviser and the Sub-Adviser received in advance of the meeting and other information presented at the meeting, which included: (i) a form of the SSIA Agreement; (ii) information regarding the delegation arrangement and how it is expected to enhance investment capabilities for the benefit of the fund; (iii) information regarding NIMNA; and (iv) an opinion of counsel that the proposed delegation arrangement would not result in an “assignment” of the Sub-Investment Advisory Agreement under the 1940 Act and the Investment Advisers Act of 1940, as amended,

INFORMATION ABOUT THE APPROVAL OF THE FUND’S NEW SUB-INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

and, therefore, did not require the approval of fund shareholders. The Board also considered the substance of discussions with representatives of the Adviser and the Sub-Adviser at the meeting in connection with the Board’s re-approval of the Agreements.

Nature, Extent and Quality of Services to be Provided. In examining the nature, extent and quality of the services that were expected to be provided by NIMNA under the SSIA Agreement, the Board considered: (i) NIMNA’s organization, qualification and background, as well as the qualifications of its personnel; (ii) the expertise of the personnel providing portfolio management services; (iii) information regarding NIMNA’s compliance program; and (iv) the investment strategy for the fund, which would remain the same. The Board also considered that enabling the Sub-Adviser to use the proposed Investment Advisory Services provided by NIMNA, the Sub-Adviser would provide investment and portfolio management services of at least the same nature, extent and quality that it currently provides to the fund without the ability to use the Investment Advisory Services of its sister company. Based on the considerations and review of the foregoing information, the Board concluded that the nature, extent and quality of the sub-investment advisory services to be provided by the Sub-Adviser having the ability to use the Investment Advisory Services supported a decision to approve the SSIA Agreement.

Investment Performance. The Board considered the fund’s investment performance and that of the investment team managing the fund’s portfolio (including comparative data provided by Broadridge) at the meeting in connection with the Board’s re-approval of the Agreements. The Board considered that the same investment professionals would continue to manage the fund’s assets and that enabling the Sub-Adviser to use the Investment Advisory Services pursuant to the SSIA Agreement for the benefit of the fund supported a decision to approve the SSIA Agreement.

Costs of Services to be Provided and Profitability. The Board considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement at the meeting in connection with the Board’s re-approval of the Agreements. The Board noted that the contractual management fee payable by the fund to the Adviser and the sub-investment advisory fee payable by the Adviser to the Sub-Adviser, would not change in connection with the proposed delegation arrangement. The Board recognized that, because the fees payable would not change, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Agreements, and that the Board had received and considered a profitability analysis of the Adviser and its affiliates, including NIM, at the meeting in connection with the Board’s re-approval of the Agreements. The Board concluded that the Adviser’s profitability was not excessive in light of the nature, extent and quality of the services to be provided to the fund by the Adviser and the Sub-Adviser under the Agreements.

Economies of Scale to be Realized. The Board recognized that, because the fees payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-investment advisory fee payable by the Adviser to the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement would not change in connection with the proposed delegation arrangement, an analysis of economies of scale was more appropriate in the context of the Board’s consideration of the Agreements, which had been done at the meeting in connection with the Board’s re-approval of the Agreements. At the meeting, the Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreements and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board also considered whether there were any ancillary benefits that would accrue to the Sub-Adviser as a result of its relationship with the fund after the delegation arrangement, and such ancillary benefits, if any, were determined to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, with the assistance of independent legal counsel, approved the delegation arrangement and the SSIA Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Newton Investment Management Limited

160 Queen Victoria Street

London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

Printed on recycled paper. 50% post-consumer. Process chlorine free. Vegetable-based ink.
© 2023 BNY Mellon Securities Corporation 0111SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 7, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 8, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)